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                     AMENDMENT NO. 1 TO LEASE AGREEMENT 735

This Amendment No. 1 to Lease Agreement 735 (this "Amendment") is dated as of February 28, 1997 by and between CONTINENTAL AIRLINES, INC., a Delaware corporation ("LESSEE"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION (formerly First Security Bank of Utah, National Association), a national banking association, not in its individual capacity but solely as owner trustee ("LESSOR").

                                   WITNESSETH

         WHEREAS, pursuant to that aircraft lease described in Exhibit 1 hereto, between Lessor, as lessor, and LESSEE, as lessee (the "Lease"), LESSEE leased from LESSOR one (1) Boeing model 727-224 aircraft bearing Manufacturer's Serial Number 20664 and U.S. Registration Number N69735 and three (3) Pratt & Whitney model JT8D-9A engines bearing Manufacturer's Serial Numbers 665234, 665239 and 666851 (collectively, the "Aircraft"). Capitalized terms used but not otherwise defined herein shall have the meanings attributed thereto in the Lease;

         WHEREAS, LESSOR and LESSEE desire to amend the terms of the Lease as hereinafter set forth.

         NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.      The Lease shall be amended as follows:

         (a) The definition of "Basic Rent" in Section 1 shall be deleted in its entirety and replaced with the following:

                          "'Basic Rent' means the rent payable for the Aircraft as set forth on Schedule 1 hereto."

         (b) The definition of "Expiration Date" in Section 1 shall be deleted in its entirety and replaced with the following:

                          "'Expiration Date' means June 30, 1998."

         (c) The definitions of "First Renewal Term", "Fourth Renewal Term", "Renewal Lease Term", "Renewal Rent", "Second Renewal Term", and "Third Renewal Term", shall be deleted in their entirety.

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         (d)     The definition of "Stipulated Loss Value" in Section 1 shall be changed by adding the following sentence to the end of the paragraph:

                          "For the period from November 1, 1996 through the Expiration Date, the Stipulated Loss Value shall be as set forth on Schedule 1 hereto."

         2. Section 3.1 of the Lease shall be deleted in its entirety and replaced with the following:

                          "3.1 Term. Unless otherwise earlier terminated pursuant to the provisions hereof, the Term of this Lease with respect to the Aircraft shall commence on the Delivery Date and shall end on the Expiration Date."

         3.      The Lease shall be amended by deleting Sections 15.1(d) and
                 (e) in their entirety.

         4. The Lease shall be amended by deleting Section 18.1 in its entirety.

         5. The Lease shall be amended by adding Schedule 1 in the form attached hereto.

         6. Consents and Approvals. Each of the parties hereto represents and warrants that it has obtained all consents and approvals of third parties (including governmental entities) required in connection with the execution, delivery and performance of this Amendment.

         7. Miscellaneous.

         7.1 Status of Lease. This Amendment shall be construed in connection with, and as part of, the Lease. The terms, conditions, covenants, agreements, rights, remedies, powers and privileges set forth in the Lease as previously or heretofore amended, or as otherwise modified hereby, are hereby confirmed in all respects by the parties hereto and shall continue in full force and effect.

         7.2 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and either of the parties hereto may enter into this Amendment by executing such a counterpart.

         7.3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in such state by residents thereof and to be performed entirely within such state, including all matters of construction, validity and performance.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

CONTINENTAL AIRLINES, INC.              FIRST SECURITY BANK, N.A. (formerly
                                        First Security Bank of Utah, N.A.), not
                                        in its individual capacity but solely as
                                        owner trustee
(Lessee)                                (Lessor)



By:  /s/ Gerald Laderman                By:  /s/ Brett R. King
   ---------------------------------       ------------------------------------

Name:    Gerald Laderman                Name:   Brett R. King
   ---------------------------------       ------------------------------------

Title:   Vice President                 Title:  Assistant Vice President
   ---------------------------------       ------------------------------------

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                                   EXHIBIT 1

         Lease Agreement 735 dated as of September 26, 1988, between First Security Bank of Utah, National Association, as Owner Trustee, as lessor and Continental Airlines, inc., as lessee, as supplemented by Lease Supplement No. 1 dated October 7, 1988, recorded by the FAA on October 25, 1988, as Conveyance No. E99877 (the "Lease").


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                              SCHEDULE 1 TO LEASE

Basic Rent:      The Basic Rent for the Aircraft leased hereunder shall be paid in advance on each Basic Rent Payment Date and shall be in the amount of $80,750 per month through October 31, 1996, and in the amount of $75,000 per month for each Basic Rent Payment
                 Date from November 1, 1996 through the Expiration Date.

Stipulated Loss
Value: For the period from November 1, 1996 through the Expiration Date, the Stipulated Loss Value shall be $6,000,000.


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